HOSOI GARDEN MORTUARY, INC.
30 North Kukui Street
(Corner of Nuuanu Avenue and Kukui Street)
Honolulu, Hawaii 96817

                                   December 18, 1998


PROXY STATEMENT


GENERAL INFORMATION

     The accompanying proxy is solicited on behalf of the Board of Directors of Hosoi Garden Mortuary, Inc.
(the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held at 11:00 A. M.
on Sunday, January 24, 1999, at 30 North Kukui Street
(corner of Nuuanu Avenue and Kukui Street), Honolulu,
Hawaii 96817, and any adjournments thereof.

     Attached to this proxy statement is your proxy.
The Board of Directors will vote all proxies it receives which are properly signed and received in time. If you send the Board of Directors your proxy, it will be voted according to how you fill out the proxy. However, if you send your proxy to the Board, but do not tell the Board how to vote by filling out the proxy, the Board will vote your proxy according to its recommendations explained in this proxy statement.

     The Board is seeking to have the proxy, proxy statement, annual report and other materials sent to the shareholders between December 18 and 20, 1998.


REVOCABILITY OF PROXY

     You may revoke your proxy any time before the proxy is voted. You can revoke your proxy only if you inform the secretary of the Company in writing, as provided in the Company's by-laws. You can also change your proxy by sending another proxy of later date to the Board.


     Your attendance at the Annual Meeting in person will not revoke the proxy you give to the Board. But if you attend the Annual Meeting in person, you still may revoke any proxy you have given and you may vote your shares in person.


SHAREHOLDERS WHO MAY VOTE

     Only shareholders of record at the close of
business on November 16, 1998, may vote at the
Annual Meeting.  On November 16, 1998, there were
1,737,180
shares outstanding, with each share entitled to one vote. A quorum consists of the holders of a majority of the outstanding shares, present either in person or by proxy. There are 452,082 shares in the treasury which are not included in calculating such number and shall not be voted.


CUMULATIVE VOTING

     Cumulative voting is governed by Hawaii Revised
Statutes Section 415-33. If a request for cumulative voting is delivered in writing to an officer of the Company not less than forty-eight (48) hours prior to the time set for the Annual Meeting of Shareholders, cumulative voting will be used for the election of directors. If cumulative voting is used, each shareholder shall be entitled to as many votes as shall equal the number of his shares multiplied by the number of directors to be elected. He may cast all of such votes for a single director or may distribute them among any two or more of the number to be elected as he may see fit. If no request for cumulative voting is received, each shareholder will be entitled to one vote per share for each position on the Board of Directors.


PERSONS MAKING THE SOLICITATION AND COST


     The accompanying proxy is solicited by mail on behalf of the Board of Directors of the Company.
The Company will pay the cost of solicitation of proxies. Following the mailing of proxy soliciting material, officers, employees and directors of the Company may, without additional expense, solicit proxies by appropriate means, including by mail, telephone, fax or personal interview.


SECURITIES MARKET AND DIVIDENDS

      The common shares of the Company are neither traded nor listed on an exchange and has no established public trading market. One stockbroker in Honolulu quotes the common shares, but the Company is not aware of the prices at which sales have been made. The records of the Company indicate that very few shares are transferred. During the fiscal year ended May 31, 1998, the Company redeemed 30,442 shares at $4.00 per share and 2,005 shares at $4.25 per share, some of which were acquired as payment for funeral expenses incurred by the shareholders.

     Effective November 1, 1998, the Board of
Directors authorized the redemption of shares (for either cash or services) at $4.25 per share. Any stock not purchased by the Company shall then be offered to the remaining shareholders at the price negotiated by the parties. If neither the Company nor the remaining shareholders opt to purchase the selling shareholder's stock, then the stock may be offered to any person at any price designated by the selling shareholder.

There were 1,653 record holders of common shares as of November 16, 1998.

     A cash dividend has been declared and paid once a year since 1969. The dividend declared in October, 1998 was $.10 per share and in October, 1997 was $.10 per share.

     UPON REQUEST THE COMPANY WILL SEND TO YOU AT NO
CHARGE A COPY OF FORM 10-KSB, THE ANNUAL REPORT
INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL
STATEMENTS SCHEDULES FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION FOR THE MOST RECENT FISCAL YEAR.
TO REQUEST A COPY, YOU MUST WRITE TO:

     MS. ELAINE NAKAMURA, SECRETARY
     HOSOI GARDEN MORTUARY, INC.
     30 NORTH KUKUI STREET
     HONOLULU, HAWAII 96817



SOLICITED PROXIES WILL BE VOTED ON THE FOLLOWING
MATTERS

     The Board of Directors intends to vote solicited proxies on the following matters:

I. To elect three (3) directors to serve until the 2002 annual meeting of shareholders and until their successors are elected;

II.  To elect an auditor; and

III. To vote upon other business properly before the meeting or any adjournment thereof.


     I.  TO ELECT THREE (3) DIRECTORS TO SERVE UNTIL
         THE 2002 ANNUAL MEETING OF SHAREHOLDERS AND
         UNTIL THEIR SUCCESSORS ARE ELECTED.

     The Company has a total of nine (9) directors constituting the entire Board of Directors, divided into three (3) classes of three (3) directors each.
The Company's Articles of Association provide for each class of directors to be elected for three-year terms on a staggered basis. At the 1999 annual meeting of the shareholders, three directors will be elected to serve until the 2002 annual meeting of the shareholders and until their respective successors are elected.

     The Board of Directors' three nominees for directors are Sadako Hosoi, Anne T. Tamori and Berton
T. Kato. All three of these nominees are currently directors of the Company. Each nominee has consented to serve as a director, if elected.

     Proxies in the accompanying form will (unless a contrary direction is indicated therein) be voted to elect the foregoing nominees (who have been nominated by the present Board of Directors) as directors to serve, subject to the Articles of Association and By-Laws of the Company. If any of the nominees listed is not available for election at the Annual Meeting (a contingency which the management of the Company does not now foresee), it is the intention of the Board of Directors to recommend the election of such other persons as may be necessary to fill such vacancies. Proxies in the accompanying form will be voted for the election of such other persons unless authority to vote such proxies in the election of directors has been withheld.

     II.  TO ELECT AN AUDITOR.

     The Board of Directors recommends the election of Endo & Company, a firm of certified public accountants, as auditor for the year commencing June
1, 1999. Endo & Company was elected as auditor for the year commencing June 1, 1998 at the Annual Meeting held on January 18, 1998. A representative of Endo &
Company will be present at the Annual Meeting, will make a statement if the shareholders desire and will respond to any appropriate questions raised at the meeting.

     With respect to the election of the Auditor, each shareholder is entitled to one vote for each share.

     III.  TO VOTE UPON OTHER BUSINESS PROPERLY BEFORE
           THE MEETING.

     Management does not intend to bring any matters before the meeting other than the election of directors, election of auditor, and presentation of President's Report with the financial statements for the fiscal year ended May 31, 1998. Management does not have any information that other matters will be brought before the meeting, or any adjournment or adjournments thereof. If other matters are introduced, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment.

INFORMATION ON STOCK OWNERSHIP OF PRINCIPAL
SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

A.  PRINCIPAL SHAREHOLDERS

    The Herman S. Hosoi Trust, whose trustees are
Sadako Hosoi and Julie S. Shimonishi, and the Hosoi
Family Limited Partnership, whose general partner is the Hosoi Family Voting Trust, by its trustee Julie S.
Shimonishi, are the only persons who own of record or are known to the Company to own beneficially more than five percent of the common shares of the Company as of May 31, 1998. Certain information about the holders is set forth in the table below.


Title of  Name and Address of    Nature of Beneficial    No. of    Percent of
Class     Beneficial Owner       Ownership               Shares    Class


Common    Julie S. Shimonishi    Shared as co-trustee    158,250    9.07%
          30 N. Kukui Street     of the Herman S.
          Honolulu, HI 96817     Hosoi Trust

                                 General Partner of      160,250    9.18%
                                 the Hosoi Family
                                 Limited Partnership,
                                 as Trustee of the
                                 Hosoi Family
                                 Voting Trust

                                 Custodian for Chad        8,000    0.46%
                                 Shimonishi and Lane
                                 Shimonishi under
                                 HUGMA

                                 Direct                   52,534    3.01%
                                   Total                 379,034   21.72%


Common    Sadako Hosoi           Shared as co-trustee    158,250    9.07%
          30 N. Kukui Street     of the Herman S.
          Honolulu, HI 96817     Hosoi Trust

                                 Settlor of the Hosoi    160,250    9.18%
                                 Family Voting Trust
                                 and limited partner
                                 of the Hosoi Family
                                 Limited Partnership
                                 Total                   318,500   18.25%

Common    Herman S. Hosoi Trust Direct                   158,250    9.07%
          Sadako Hosoi and
          Julie S. Shimonishi,
          Trustees
          30 N. Kukui Street
          Honolulu, HI 96817


Common    Hosoi Family Limited   Direct                  160,250    9.18%
          Partnership *
          30 N. Kukui Street
          Honolulu, HI 96817

                            -5-


* The Sadako Hosoi Trust, by its trustees Sadako Hosoi and Julie S. Shimonishi, transferred 160,250 shares of the Company to the Hosoi Family Limited Partnership, whose general partner is the Hosoi Family Voting Trust, by its trustee Julie S. Shimonishi, and whose limited partner is Sadako Hosoi. Julie S. Shimonishi, as trustee, exercises voting and investment powers over those shares pursuant to the Hosoi Family Voting Trust Agreement dated December 30, 1994, between Sadako Hosoi, as settlor, and Julie S. Shimonishi, as trustee.

B.  DIRECTORS AND EXECUTIVE OFFICERS

Certain information with respect to the holdings of common shares of the directors and executive officers of the Company as of November 16, 1998, is set forth in the table below.


Title of    Name of               Amount and Nature of      Percent of
Class       Beneficial Owner(1)   Beneficial Ownership      Class


Common      Julie S. Shimonishi   379,034 (2)                21.72%

Common      Sadako Hosoi          318,500 (3)                18.25%

Common      Clifford Hosoi         52,532 (4)                 3.01%

Common      Anne T. Tamori         56,534 (5)                 3.24%

Common      Richard B. Dole         1,000 (6)                 0.06%

            All directors         489,100                    28.02%
            and officers
            as a group
            (14 persons) (7)

(1)  The address of each person is 30 N. Kukui Street, Honolulu,
     Hawaii 96817, except for Richard B. Dole whose address is 1255 Nuuanu Avenue, Suite C-104, Honolulu, Hawaii 96817.

(2)  Includes:

     52,534 shares (3.01%)     as to which Ms. Shimonishi exercises
                               sole voting and investment powers;

     8,000 shares (0.46%)      as to which Ms. Shimonishi exercises
                               sole voting and investment powers as
                               Custodian for Chad Shimonishi and Lane
                               Shimonishi under HUGMA;

     158,250 shares (9.07%)    as to which Ms. Shimonishi and Sadako
                               Hosoi share  voting and investment
                               powers as trustees of the Herman S.
                               Hosoi Trust; and

     160,250 shares (9.18%)    as to which Ms. Shimonishi, as trustee
                               of the Hosoi Family Voting Trust, has
                               voting and investment powers over the
                               shares owned by the Hosoi Family Limited
                               Partnership.


                                       -6-



(3) Voting and investment powers over 158,250 shares of the Company are shared by Sadako Hosoi and Julie S. Shimonishi, as Trustees of the Herman S. Hosoi Trust, which owns 158,250 shares of the Company.

     Voting and investment power over 160,250 shares of the Company are exercised by Julie S. Shimonishi, as trustee under the Hosoi Family Voting Trust. See the preceding table for more information about the Hosoi Family Limited Partnership and the Hosoi Family Voting Trust.

(4)  Voting and investment powers exercised solely.

(5)  Includes:

     52,534 shares (3.01%)     as to which Ms. Tamori exercises sole
                               voting and investment powers; and

     4,000 shares (0.23%)      as to which Ms. Tamori exercises sole
                               voting and investment powers for Ryan
                               Tamori under HUGMA.

(6)  Voting and investment powers exercised solely.

(7) Rene Mansho, Ricky C. Manayan, Berton T. Kato and Robert Kuwahara, who are currently serving as directors, and Elaine Nakamura, David Fujishige and Keith Numazu, who are currently serving as officers, do not own any shares of the Company.



INFORMATION ON DIRECTORS AND EXECUTIVE OFFICERS OF
THE COMPANY

     The Board of Directors is comprised of nine members who serve staggered three-year terms.
One-third of the directors will be elected each year for a three-year term. Directors hold office for the duration of their terms and thereafter until their successors are elected. The executive officers serve at the pleasure of the Board of Directors.

     The Board of Directors of the Company has no audit or compensation committees or committees performing similar functions.

     A. The following table sets forth the directors' and executive officers' names, ages, position and year of appointment or election, relationship, and business experience.


Name           Age  Office           Business Experience and Family Relationship

NOMINEES FOR ELECTION AS DIRECTORS - TERMS TO EXPIRE IN 2002


Sadako Hosoi   81   Director         Widow of Herman Hosoi, founder of the
                    (since 1957)     Company; in the past, served as Treasurer
                                     and Chairperson of the Board of the
                                     Company; Director of Garden
                                     Life Plan, Ltd.; mother of Julie
                                     Shimonishi, Director, Clifford Hosoi,
                                     Director and President,
                                     and Anne Tamori, Director and Vice
                                     President

Roy T.         56   Director         Co-owner, Hungry Lion Coffee Shop,
Shimonishi*         (since 1979)     Honolulu; Director of Hawaii Restaurant
                                     Association, Catholic Services for the
                                     Elderly, and Hungry Lion Charities; Area
                                     Coordinator for Excel Telecommunications;
                                     Brother-in-law of Julie Shimonishi,
                                     Director.  Roy T. Shimonishi resigned as a
                                     director in May 1997.

Berton T.      50   Director         Attorney (admitted to the Bar of the State
Kato                (since 1996)     of Hawaii in 1973)

Anne T. Tamori 51   Vice President   Employed by the Company as an associate
                    (since 1994)     secretary (since 1978); daughter of Sadako
                                     Hosoi; sister of Clifford Hosoi, Director
                                     and President, and Julie S. Shimonishi,
                                     Director


DIRECTORS WHOSE TERMS EXPIRE IN 2001

Rene Mansho    49   Director         City Council member, City and County of
                    (since 1993);    Honolulu, Hawaii (since 1988); School
                    Chairperson of   teacher, Vice-Principal and Administrator,
                    the Board        Department of Education, State of Hawaii
                    (since 1994)     (1971-1988); other organizations include
                                     Hawaii State Association of Counties,
                                     Mililani Hongwanji, Mililani YMCA,
                                     Honolulu Japanese Chamber of Commerce,
                                     Goodwill Industries, Great Aloha Run,
                                     Salvation Army, Wahiawa Lions, Muscular
                                     Dystrophy Association of Hawaii

Clifford Hosoi 49   Director         Licensed embalmer since 1979; Funeral
                    (since 1989);    Director since 1985; Vice President of the
                    President and    Company from 1989 - 1994; Director Garden
                    Chief Executive  Life Plan, Ltd.; son of Sadako Hosoi,
                    Officer          Director, brother of Julie S. Shimonishi,
                    (since 1994)     Director, and Anne Tamori, Director and
                                     Vice President

Ricky C.       39   Director         Manager - Prepaid Card Programs,
                                     GTE Hawaiian Tel; President of Rick
                                     Manayan Associates; President of East-West
                                     Real Estate Co., Inc.; President of
                                     Transpacific Empire, Inc.




Name           Age  Office           Business Experience and Family Relationship

DIRECTORS WHOSE TERMS EXPIRE IN 2000

Julie S.       52   Director         School teacher, Department of Education,
Shimonishi                           State of Hawaii since 1970; daughter of
                                     Sadako Hosoi, Director; sister-in-law of
                                     Roy Shimonishi, Director; sister of
                                     Clifford Hosoi, Director and President
                                     and Anne Tamori, Director and Vice
                                     President

Robert K.      50   Director         Certified Public Accountant since 1975;
Kuwahara            (since 1995)     actively involved in human services
                                     organizations such as the YMCA

Richard B.     53   Director         Member-Manager of Dole Capital, LLC, a
                                     registered securities broker-dealer;
                                     Vice-President and Principal of Kuroman
                                     Realty, Inc.; American Society of
                                     Appraisers, Chartered Financial Analyst and
                                     Certified Financial Planner designations;
                                     Co-Trustee of the James D. Dole Trust;
                                     member of American Society of Appraisers,
                                     Association for Investment Management
                                     Research, Hawaii Employee Ownership and
                                     Participation Advisory Committee, State of
                                     Hawaii, and Hawaii Estate Planning Council



OTHER EXECUTIVE OFFICERS


David          50   Vice President   Employed by the Company since 1989;
Fujishige           (since 1994)     Funeral Director since 1991; Food
                                     Production Supervisor, Rehabilitation
                                     Hospital of the Pacific (1980-1991)

Keith Numazu   36   Treasurer        Employed by the Company as assistant
                    (since 1994)     bookkeeper and programmer since 1992;
                                     Systems Operator/Analyst, Consolidated
                                     Amusement, Inc. (1991-1992); Senior Systems
                                     Analyst/Programmer, Holmes and Narver,
                                     Inc., and Raytheon Services Nevada (1987 -
                                     1991)

Elaine         60   Secretary        Employed by the Company since 1963
Nakamura            (since 1972)


* Roy T. Shimonishi resigned as a director in 1997. The Board of Directors nominated and elected Anne T. Tamori to serve the remaining term of Roy T. Shimonishi as director, which will expire in 1999.

  None of the directors of the Company is a director of an investment company registered under the Securities Exchange Act of 1934. Richard B. Dole is the Member-Manager of Dole Capital, LLC, a securities broker-dealer registered under the Securities Exchange Act of 1934. All officers serve at the pleasure of the Board of Directors.


     B.  Shareholders, Board, Committees, Number of
Meetings - fiscal year ended May 31, 1998.

     The shareholders of the Company last met on January 18, 1997. 1,136,160 shares representing 64.72% of shares issued and outstanding were present in person or by proxy. All members of the Board of Directors were elected by holders of at least 63.77% of the shares outstanding.

     A nominating committee was formed with Richard B.
Dole, Rene Mansho and Robert K. Kuwahara as members at the October 15, 1998 Board meeting to designate nominees for election at the annual meeting.
Shareholders may suggest nominees by contacting Richard
B. Dole, Rene Mansho and Robert K. Kuwahara at the
Company's address. No specific format or information is required to nominate a person as a director.
Nominations must be received by the close of nominations during the course of the Annual Meeting on January 24, 1999, to be acted upon at that Annual
Meeting.


COMPENSATION OF DIRECTOR AND EXECUTIVE OFFICERS

     The following sets forth the information, on an accrual basis, with respect to the compensation of the chief executive officer of the Company for the three fiscal years ended May 31, 1998.


Name and            Year ended     Annual         Other
Position            May 31         Compensation   Compensation


Clifford Hosoi      1996           $60,502        $10,447 (1)
President/Chief     1997           $54,759        $ 7,955 (2)
Executive Officer   1998           $46,731        $ 7,420 (3)

(1) Amount shown includes $3,025 contributed to the Company's Money Purchase Pension Plan, $6,097 contributed to the Company's Profit Sharing Plan and $1,325 fees paid as a director.

(2) Amount shown includes $2,738 contributed to the Company's Money Purchase Pension Plan, $3,817 contributed to the Company's Profit Sharing Plan and $1,400 fees paid as a director.

(3) Amount shown includes $2,337 contributed to the Company's Money Purchase Pension Plan, $3,583 contributed to the Company's Profit Sharing Plan and $1,500 fees paid as a director.


     The total annual salary and bonus for any other executive officer does not exceed $100,000.

     The standard fees paid to directors are $100 for each Board of Directors meeting attended and $25 for each committee meeting attended.


COMPENSATION TO PLANS

(a) PROFIT-SHARING PLAN. The Company has established a profit-sharing plan for the Company's employees.
Every employee, who has completed one year of service with the Company, becomes eligible to participate in the profit-sharing plan. An employee who has completed
1,000 hours of service commencing from the date of employment or an anniversary date is considered to have one year of service.

The Company's contribution to the profit-sharing plan is discretionary and may be up to 15% of the participant's eligible compensation. The Company's total contributions shall not exceed the amount allowable by income tax regulations. The amounts charged against income for the profit-sharing plan in 1998 and 1997 were $40,000 and $37,000, respectively.
The Company's allocation of contributions among eligible members is based on their respective compensation and is allocated proportionately.

The investment decision for the profit-sharing plan is formulated by a registered investment advisor through Hawaiian Trust Company, Ltd.

(b) MONEY PURCHASE PENSION PLAN. The Company has established a money purchase pension plan, which became effective as of June 1, 1990, for the Company's employees. Every employee, who has completed one year of service with the Company, becomes eligible to participate in the money purchase plan. An employee who has completed 1,000 hours of service commencing from the date of employment or an anniversary date is considered to have one year of service.

The Company is required to contribute 5% of each participant's eligible compensation to the money purchase plan. The Company's total contributions cannot exceed the amount allowable by income tax regulations. The amounts charged against income for the money purchase pension plan in 1998 and 1997 were $26,560 and $27,122, respectively.

The investment decision for the money purchase plan is formulated by a registered investment advisor through Smith Barney, Inc.


TRANSACTION WITH DIRECTOR AND OFFICERS

     The Company operates its business at 30 North
Kukui Street, Honolulu, Hawaii, 96817, on the northwest corner of Nuuanu Avenue and Kukui Street in Honolulu
Hawaii. The business site consists of 92,773 square feet, of which the Company owns a 78/104th interest.
The Herman S. Hosoi Trust owns a 13.65/104th interest and the Hosoi-Tamori-Shimonishi Trust owns the remaining 12.35/104th interest. The trustees and beneficiaries of both trusts include directors, officers and shareholders of the Company.

     The portion owned by the Company is owned in fee simple. The Company leases the portion owned by the Herman S. Hosoi Trust and Hosoi-Tamori-Shimonishi Trust ("Trusts") under a five-year lease that expired on May 31,1994, subject to an option to renew for an additional five-year period. The option to renew the lease was exercised while negotiations for the terms of a new lease continued. In August 1997, the terms of a new lease retroactive to June 1, 1994 were approved by the Directors of the Company. The lease, which expires on May 31, 1999, provides for an annual lease rent of $312,498, including general excise taxes. In addition, the Company is responsible for the payment of real property taxes on the portion of the land owned by the Trusts. Total rental expense was $356,469 and $356,432 in 1998 and 1997, respectively. For more information on the lease between the Company and the Trusts, see
Footnote 12 on page F-18 and F-19 of the Company's
Financial Statements, which are attached hereto and incorporated by reference.


SECTION 16(a) REPORTS

     Section 16(a) of the Securities Exchange Act of
1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file, on forms 3, 4 and 5, reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. No such reports were required to be filed for 1997 and 1998.


ACTION WITH RESPECT TO REPORTS

     Minutes of the last annual meeting of the shareholders held on January 18, 1998, will be read and the shareholders will be requested to approve or disapprove the minutes. Approval or disapproval of the minutes will not constitute approval or disapproval of the matters referred to in such reports or minutes.

     The President will give a report at the meeting.
All records of the Company, including the minutes of the meetings of the Board of Directors and the shareholders held during the preceding year are available for review by the shareholders at the office of the Company.


VOTE REQUIRED FOR APPROVAL

     A majority vote of shareholders present, in person or by proxy, shall be required in matters other than the election of directors.


ANNUAL REPORT TO SHAREHOLDERS

     The annual report to shareholders, consisting of the President's and Chief Executive Officer's letter and the comparative financial statements for the years ended May 31, 1998 and May 31, 1997, is included with this Proxy Statement.

RETURN OF PROXY

     If you do not plan to attend the Annual Meeting in person, we urge you to execute the proxy and return it promptly in the enclosed business reply envelope.


SHAREHOLDER PROPOSALS FOR 2000

     Proposals of shareholders intended to be presented at the annual meeting of the Company in January or February 2000 must be received by the Company on or before September 15, 1999.


                   BY ORDER OF THE BOARD OF DIRECTORS


                   By             /s/
                          Elaine Nakamura, Secretary


December 18, 1998



WHETHER YOU PLAN TO ATTEND OR NOT, YOU ARE URGED TO
MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.
A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION
WILL BE APPRECIATED.